               PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

  The following unaudited pro forma condensed combined financial information sets forth historical information of Centocor and Tocor II adjusted to give effect to the Exchange Offer. The pro forma adjustments assume that the Exchange Offer occurred, for purposes of the statements of operations data, as of the first day of each period presented, and for purposes of the balance sheet, as of the date of the balance sheet. The Exchange Offer will be accounted for as a purchase transaction. The pro forma information does not purport to be indicative of the results that may be obtained in the future or that would actually have been obtained had the Exchange Offer occurred during the periods indicated. The pro forma information should be read in conjunction with the historical consolidated financial statements and notes thereto contained in the Quarterly Report on Form 10-Q for the nine months ended September 30, 1993 and the Annual Report on Form 10-K for the year ended December 31, 1992 for Centocor and the audited and unaudited Tocor II Financial Statements and Notes thereto appearing elsewhere in this Prospectus.

                       CENTOCOR, INC. AND TOCOR II, INC.

                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                           (UNAUDITED, IN THOUSANDS)

                                      HISTORICAL                    PRO FORMA
                         ------------------------------------- -----------------------
                           CENTOCOR, INC.     TOCOR II, INC.
                         SEPTEMBER 30, 1993 SEPTEMBER 30, 1993 ADJUSTMENTS    COMBINED
                         ------------------ ------------------ -----------    --------
Assets
 Current Assets:
  Cash and cash
   equivalents..........      $ 34,806           $ 1,028        $    --       $ 35,834
  Short-term
   investments..........        78,193            51,461             --        129,654
  Accounts and contracts
   receivable...........        13,023               --             (102)(a)    12,921
  Interest receivable...           342               300             --            642
  Inventory.............        17,015               --              --         17,015
  Prepaid expenses......         1,188             2,546          (2,546)(b)     1,188
  Other current assets..         1,321                 2             --          1,323
                              --------           -------        --------      --------
   Total Current Assets.       145,888            55,337          (2,648)      198,577
Property, plant and
 equipment--net.........        90,444               --              --         90,444
Long-term investments...         9,170               --              --          9,170
                                                                  (9,537)(c)
Intangible and other
 assets.................        27,262               769            (769)(d)    17,725
                              --------           -------        --------      --------
Total assets............      $272,764           $56,106        $(12,954)     $315,916
                              ========           =======        ========      ========
Liabilities and
 Shareholders' Equity
 Current Liabilities:
  Accounts payable......      $  3,825           $    13        $    --       $  3,838
  Accrued expenses......        32,578                 2              (2)(a)    32,578
  Unearned revenues.....         3,647               --           (2,546)(b)     1,101
  Note payable..........         6,593               --              --          6,593
  Current portion of
   long-term debt.......        22,644               --              --         22,644
                              --------           -------        --------      --------
   Total Current
    Liabilities.........        69,287                15          (2,548)       66,754
Long-term debt..........       238,121               100            (100)(a)   238,121
Other liabilities.......         2,250               --              --          2,250
                                                                 (55,991)(e)
Shareholders' Equity....       (36,894)           55,991          45,685 (f)     8,791(g)
                              --------           -------        --------      --------
Total liabilities and
 shareholders' equity...      $272,764           $56,106        $(12,954)     $315,916
                              ========           =======        ========      ========

- --------
Notes to unaudited pro forma condensed combined balance sheet.

(a) To eliminate related party receivable from Tocor II by Centocor and related liability to Centocor by Tocor II.
(b) To eliminate unearned revenue recorded by Centocor and associated prepaid expense by Tocor II.
(c) To write off unamortized portion of deferred warrant costs recorded by Centocor.
(d) To write off unamortized portion of organization costs recorded by Tocor
    II.
(e) To eliminate shareholders' equity of Tocor II.

(f) To reflect issuance of 6,632 shares of Centocor Common Stock at
    $13.57 per share:................................................ $ 90,000
    Less: Charge for acquired research and development...............  (25,009)
    Amount allocated to additional paid-in capital for reaquisition
     of warrants.....................................................   (9,000)
    The effects of items (c) and (d).................................  (10,306)
                                                                      --------
                                                                      $ 45,685
                                                                      ========

(g) Shareholders' equity does not include the issuance of 2,000,000 shares of Centocor Common Stock to Wellcome. Consistent with a letter of intent which the parties executed on September 15, 1993, Wellcome will pay Centocor $20,000,000 for such shares and will make a $10,000,000 non-refundable license payment to Centocor, upon closing of the transaction. See "Risk Factors--Regulatory Approvals--Status of Panorex."

                       CENTOCOR, INC. AND TOCOR II, INC.

           PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS DATA
                (UNAUDITED, IN THOUSANDS EXCEPT PER SHARE DATA)

                                          HISTORICAL                     PRO FORMA(D)
                          ------------------------------------------ ------------------------
                           CENTOCOR, INC.        TOCOR II, INC.
                                YEAR             FOR THE PERIOD
                                ENDED       JANUARY 21, 1992 THROUGH
                          DECEMBER 31, 1992    DECEMBER 31, 1992     ADJUSTMENTS    COMBINED
                          ----------------- ------------------------ -----------    ---------
Revenues:
  Sales.................      $  58,394             $    --           $    --       $  58,394
  Contracts.............         67,838                  --            (16,071)(a)     51,767
                              ---------             --------          --------      ---------
                                126,232                  --            (16,071)       110,161
Costs and expenses:
  Cost of sales.........         21,764                  --                            21,764
  Research and
   development..........        106,633               19,048           (19,048)(a)    106,633
  Marketing, general and
   administrative.......         87,438                  318              (211)(c)     87,545
  Restructuring charges.         80,143                  --                --          80,143
                              ---------             --------          --------      ---------
                                295,978               19,366           (19,259)       296,085
Other income (expenses):
  Interest income.......          8,446                2,833                (6)(b)     11,273
  Interest expense......        (19,798)                  (6)                6 (b)    (19,798)
  Minority interest and
   other................        (13,048)              (3,055)              --         (16,103)
                              ---------             --------          --------      ---------
                                (24,400)                (228)              --         (24,628)
Loss....................      $(194,146)            $(19,594)         $  3,188      $(210,552)
                              =========             ========          ========      =========
Loss per share..........      $   (4.90)            $  (8.71)                       $   (4.55)
                              =========             ========                        =========
Weighted average shares
 outstanding............         39,623                2,250                           46,255
                              =========             ========                        =========

- --------
Notes to unaudited pro forma condensed combined statement of income.

(a) To eliminate related party contract revenue recorded by Centocor, net of amortization of deferred warrant costs of $2,977 and the associated related party expense recorded by Tocor II.
(b) To eliminate related party interest revenue recorded by Centocor and the associated related party interest expense recorded by Tocor II.
(c) To reverse amortization of organization costs recorded by Tocor II.
(d) The pro forma adjustments do not reflect the non-recurring charges to be recorded subsequent to consummation of the Exchange Offer representing acquired research and development of $25,009, the writeoff of the unamortized portion of deferred warrant costs of $9,537 and the writeoff of the unamortized portion of organization costs of $769.

                       CENTOCOR, INC. AND TOCOR II, INC.

           PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS DATA
                (UNAUDITED, IN THOUSANDS EXCEPT PER SHARE DATA)

                                       HISTORICAL                  PRO FORMA (D)
                          ------------------------------------- ----------------------
                            CENTOCOR, INC.     TOCOR II, INC.
                             FOR THE NINE       FOR THE NINE
                             MONTHS ENDED       MONTHS ENDED
                          SEPTEMBER 30, 1993 SEPTEMBER 30, 1993 ADJUSTMENTS   COMBINED
                          ------------------ ------------------ -----------   --------
Revenues:
  Sales.................       $ 34,650           $   --          $   --      $ 34,650
  Contracts.............         10,810               --           (7,950)(a)    2,860
                               --------           -------         -------     --------
                                 45,460               --           (7,950)      37,510
Costs and expenses:
  Cost of sales.........         11,719               --                        11,719
  Research and
   development..........         51,436             9,695          (9,695)(a)   51,436
  Marketing, general and
   administrative.......         27,714               390            (173)(c)   27,931
  Restructuring charges.          9,387               --              --         9,387
                               --------           -------         -------     --------
                                100,256            10,085          (9,868)     100,473
Other income (expenses):
  Interest income.......          3,272             1,750              (5)(b)    5,017
  Interest expense......        (15,117)               (5)              5 (b)  (15,117)
  Minority interest and
   other................           (713)              --              --          (713)
                               --------           -------         -------     --------
                                (12,558)            1,745             --       (10,813)
Loss....................       $(67,354)          $(8,340)        $ 1,918     $(73,776)
                               ========           =======         =======     ========
Loss per share..........       $  (1.63)          $ (3.71)                    $  (1.54)
                               ========           =======                     ========
Weighted average shares
 outstanding............         41,315             2,250                       47,947
                               ========           =======                     ========

- --------
Notes to unaudited pro forma condensed combined statement of income.

(a) To eliminate related party contract revenue recorded by Centocor, net of amortization of deferred warrant costs of $1,745 and the associated related party expense recorded by Tocor II.
(b) To eliminate related party interest revenue recorded by Centocor and the associated related party interest expense recorded by Tocor II.
(c) To reverse amortization of organization costs recorded by Tocor II.
(d) The pro forma adjustments do not reflect the nonrecurring charges to be recorded subsequent to consummation of the Exchange Offer representing acquired research and development of $25,009, the writeoff of the unamortized portion of deferred warrant costs of $9,537 and the writeoff of the unamortized portion of organization costs of $769.